CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Tax-Free Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund, and Franklin New Jersey Tax-Free Income Fund’s Annual Report on Form N-CSR for the period ended February 28, 2018. We also consent to the references to us under the headings "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

August 29, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Tax-Free Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, and Franklin Virginia Tax-Free Income Fund’s Annual Report on Form N-CSR for the period ended February 28, 2018. We also consent to the references to us under the headings "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

August 29, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Tax-Free Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund’s Annual Report on Form N-CSR for the period ended February 28, 2018. We also consent to the references to us under the headings "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

August 29, 2018